                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)



                           BANC ONE AUTO TRUST 1996-B



           Interest Period December 15, 1996 through January 14, 1997

          Collection Period December 1, 1996 through December 31, 1996




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: Tom Lewis                 Attested: Heather Smith

           Tom Lewis                           Accounting Specialist
           Vice President                      Bank One, Arizona,
                                               N.A.
           Bank One, Arizona, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                   $ 12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12   months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97   months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                         $  4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                             $226,939,985.23
(B) Total Certificate Balance                                                                            $226,939,985.23
(C) Total Certificate Pool Factor                                                                              0.7423940
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                     $217,862,191.56
    (ii) Class A Certificate Pool Factor                                                                       0.7423940
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                     $  9,077,793.67
    (ii) Class B Certificate Pool Factor                                                                       0.7423940
(F) Reserve Fund Balance                                                                                    7,375,549.52
(G) Cumulative Net Losses for All Prior Periods                                                             2,255,811.72
(H) Charge-off Rate for Second Preceding Period                                                                     0.58%
(I) Charge-off Rate for Preceding Period                                                                            1.56%
(J) Delinquency Percentage for Second Preceding Period                                                              0.46%
(K) Delinquency Percentage for Preceding Period                                                                     0.45%
(L) Weighted Average Coupon (WAC)                                                                                 12.130%
(M) Weighted Average Remaining Maturity (WAM)                                                                      41.66   months
(N) Number of Receivables                                                                                        26,492

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                             9,960,874.19
    (ii)  Prepayments in Full                                                                                       0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                            0.00
    (iv) Other Refunds Related to Principal                                                                         0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                              2,154,751.84
    (ii)  Repurchased Loan Proceeds Related to Interest                                                             0.00
(C) Weighted Average Coupon (WAC)                                                                                  11.55%
(D) Weighted Average Remaining Maturity (WAM)                                                                      39.10   months
(E) Remaining Number of Receivables                                                                               25,793

(F) Delinquent Receivables                                             Dollar Amount                             #  Units
                                                                       -------------                             --------
    (i)  30-59 Days Delinquent                                          3,983,400           1.76%                    462
    (ii)  60-89 Days Delinquent                                           770,507           0.34%                     87
    (iii) 90 Days or More Delinquent                                      213,635           0.09%                     27



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                             32,101.11
(B) Collection Account Investment Income                                                                            0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                               702,566.10
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                478,175.05
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                           224,391.05
    (ii)  Liquidation Proceeds Related to Interest                                                                  0.00
    (iii) Recoveries from Prior Month Charge Offs                                                             224,391.05

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997



E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                2,154,751.84
(B) Liquidation Proceeds Related to Interest                                                          0.00
(C) Repurchased Loan Proceeds                                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                                     224,391.05
                                                                                        ------------------
(E) Interest Collections                                                                      2,379,142.89

Principal Collections:
(F) Principal Payments Received                                                             $ 9,960,874.19
(G) Liquidation Proceeds Related to Principal                                                   224,391.05
(H) Repurchased Loan Proceeds                                                                         0.00
                                                                                        ------------------
(I) Principal Collections                                                                    10,185,265.24

(J) Total Collections                                                                       $12,564,408.13


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee :
    (i)   Servicing Fee                                                                     $   189,116.65
    (ii)  Prior Collection Period unpaid Servicing Fees                                               0.00
                                                                                        ------------------
    (iii)  Total Servicing Fee                                                              $   189,116.65

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                          $ 1,189,164.46
    (ii)  Class A prior period Interest Carryover Shortfall                                           0.00
                                                                                        ------------------
    (iii)  Class A Interest Distribution                                                    $ 1,189,164.46
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                          $    50,684.35
    (ii)  Class B prior period Interest Carryover Shortfall                                           0.00
                                                                                        ------------------
    (iii)  Class B Interest Distribution                                                    $    50,684.35

(D) Total Certificate Interest Distribution                                                 $ 1,239,848.81
(E) Total Certificate Interest Distribution plus Total Servicing Fee                        $ 1,428,965.46


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                                   $10,185,265.24
(G) Realized Losses                                                                             478,175.05
                                                                                        ------------------
(H) Total Monthly Principal                                                                 $10,663,440.29

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                          10,236,893.55
    (ii)  Class A prior period Principal Carryover Shortfall                                          0.00
                                                                                        ------------------
    (iii)  Class A Principal Distribution                                                    10,236,893.55
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                             426,546.74
    (ii)  Class B prior period Principal Carryover Shortfall                                          0.00
                                                                                        ------------------
    (iii)  Class B Principal Distribution                                                       426,546.74

(K) Total Principal Distribution                                                             10,663,440.29

(L) Total Interest and Principal Distribution Amounts                                        12,092,405.75
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                             2,379,142.89
(B)  Class B Percentage of Principal Collections                                                                         407,419.33
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                            189,116.65
    (ii)  Servicing Fee paid                                                                                             189,116.65
                                                                                                                    ---------------
    (iii)  Unpaid Servicing Fee                                                                                                0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                    2,190,026.24
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                                1,189,164.46
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                             1,189,164.46
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                               1,000,861.77
    (iv)  Class A Interest Distribution remaining to be paid                                                                   0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                   0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                   0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                                0.00
    (viii) Class A Interest Carryover Shortfall                                                                                0.00
    (ix)  Class A Interest Distribution paid                                                                           1,189,164.46

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                   50,684.35
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution                50,684.35
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                                 950,177.43
    (iv)  Class B Interest Distribution remaining to be paid                                                                   0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                                  0.00
    (vi)  Class B Interest Carryover Shortfall                                                                                 0.00
    (vii)  Class B Interest Distribution paid                                                                             50,684.35

(G) Total Interest Paid                                                                                                1,239,848.81
(H) Total Interest and Servicing Fee Paid                                                                              1,428,965.46
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid          950,177.43

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                       10,185,265.24
(K) Excess Interest                                                                                                      950,177.43
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                               0.00
(M) Total Collections available to be distributed as principal                                                        11,135,442.67

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                              10,236,893.55
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                      10,236,893.55
    (iii) Total Collections available after Class A Principal Distribution paid                                          898,549.12
    (iv)  Class A Principal Distribution remaining to be paid                                                                  0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                                 0.00
    (vi)  Class A Principal Carryover Shortfall                                                                                0.00
    (vii)   Total Class A Principal Distribution paid                                                                 10,236,893.55

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                                 426,546.74
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                         426,546.74
    (iii) Total Collections available after Class B Principal Distribution paid                                          472,002.38
    (iv)  Class B Principal Distribution remaining to be paid                                                                  0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                                 0.00
    (vi)  Class B Principal Carryover Shortfall                                                                                0.00
    (vii)   Total Class B Principal Distribution paid                                                                    426,546.74

(P)  Total Excess Cash to the Reserve Fund                                                                               472,002.38

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                     Beginning                      End
                                                                     of Period                   of Period
                                                               -----------------------      ----------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                       $226,939,985.23             $216,276,544.94
    (ii)   Aggregate Certificate Pool Factor                             0.7423940                   0.7075104
    (iii)   Class A Principal Balance                               217,862,191.56              207,625,298.01
    (iv)   Class A Pool Factor                                           0.7423940                   0.7075104
    (v)   Class B Principal Balance                                   9,077,793.67                8,651,246.93
    (vi)   Class B Pool Factor                                           0.7423940                   0.7075104

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                      12.13%                      11.55%
    (ii)  Weighted Average Remaining Maturity (WAM)                          41.66  months               39.10   months
    (iii) Remaining Number of Receivables                                   26,492                      25,793
    (iv)  Pool Balance                                             $226,939,985.23             $216,276,544.94



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                             7,375,549.52
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                            7,375,549.52
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                            7,375,549.52
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                            7,375,549.52
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                            7,375,549.52
(J) Total excess Collections deposited in the Reserve Fund                                          472,002.38
                                                                                            ------------------
(K) Reserve Fund Balance                                                                          7,847,551.90
(L) Specified Reserve Account Balance                                                             7,028,987.71
(M) Reserve Account Release to Seller                                                               818,564.18
                                                                                            ------------------
(N) Ending Reserve Account Balance                                                                7,028,987.71
                                                                                            ==================


J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                224,391.05
    (ii)   Liquidation Proceeds Related to Interest                                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                            224,391.05
(B) Realized Losses for Collection Period                                                                          478,175.05
(C) Charge-off Rate for Collection Period (annualized)                                                                   1.37%
(D) Cumulative Net Losses for all Periods                                                                        2,733,986.77
    (i)   Adjustment for Charge Off Reversals
(E) Delinquent Receivables


                                                       Dollar Amount                                   #  Units
                                                       -------------                                   --------
    (i)  30-59 Days Delinquent                             3,983,400                 1.76%                 462
    (ii)  60-89 Days Delinquent                              770,507                 0.34%                  87
    (iii) 90 Days or More Delinquent                         213,635                 0.09%                  27

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                        0.58%
    (ii) Preceding Collection Period                              1.56%
    (iii) Current Collection Period                               1.37%
    (iv) Three Month Average (Avg(i,ii,iii))                      1.17%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                        0.46%
    (ii) Preceding Collection Period                              0.45%
    (iii) Current Collection Period                               0.43%
    (iv) Three Month Average (Avg(i,ii,iii))                      0.45%

(C) Loss and Delinquency Trigger Indicator         Trigger was  not hit


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------                                                                             Per $1,000 of
                                                                                                               Original Principal
(A)  Amount of distribution allocable to principal:                                        Dollars ($)              Balance
                                                                                       ------------------     --------------------
    (i)    Class A Certificates                                                             10,236,893.55               34.8835563
    (ii)   Class B Certificates                                                                426,546.74               34.8835563

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                         Dollars ($)               Balance
                                                                                       ------------------     --------------------
    (i)    Class A Certificates                                                              1,189,164.46                4.0522337
    (ii)   Class B Certificates                                                                 50,684.35                4.1450330

(C)  Pool Balance as of the close of business on the last day of the Collection
       Period                                                                             $216,276,544.94
                                                                                       ------------------


                                                                                                                  Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                                      Original Principal
       related Collection Period                                                            Dollars ($)              Balance
                                                                                       ------------------     --------------------
    (i)  Total Servicing Fee                                                                   189,116.65
    (ii)    Class A Percentage of the Servicing Fee                                            181,551.83                0.6186616
    (ii)    Class B Percentage of the Servicing Fee                                              7,564.83                0.6186616

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
                                                                                            Dollars ($)              Balance
                                                                                       ------------------     --------------------
(E) (i)  Class A Interest Carryover Shortfall                                                        0.00                0.0000000
    (ii)  Class A Principal Carryover Shortfall                                                      0.00                0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                      0.00                0.0000000
    (iv)  Class B Principal Carryover Shortfall                                                      0.00                0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                    0.00                0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                  0.00                0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                  0.00                0.0000000
        (viii)  Class B Principal Carryover Shortfall                                                0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
       payments allocated to principal                                                                              Pool Factor
                                                                                                              --------------------
    (i)    Class A Pool Factor                                                                                           0.7075104
    (ii)   Class B Pool Factor                                                                                           0.7075104

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)      $    478,175.05
                                                                                       ------------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
       Collection Period                                                                  $    984,142.08

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                       $  7,028,987.71
                                                                                       ------------------

(J)  Aggregate outstanding principal balances for each class of certificates,
      after giving effect to all payments allocated to principal                                               Principal Balance
                                                                                                             --------------------
    (i)    Class A Principal Balance                                                                               207,625,298.01
    (ii)   Class B Principal Balance                                                                                 8,651,246.93

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                               $          0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
      purchased by the Servicer with respect to the Related Collection Period ($)         $          0.00
                                                                                       ------------------



                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD DECEMBER 1, 1996 THROUGH DECEMBER 31, 1996
                       DISTRIBUTION DATE JANUARY 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                              $  189,116.65
     (ii)  Servicing Fees retained by the Seller                                        189,116.65
                                                                                   ---------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                             $         0.00
                                                                                                  ---------------

(B)  Withdraw from the Collection Account and deposit in the Class A
       Distribution Account:
      (i)  for the Class A Interest Distribution                                     $1,189,164.46
      (ii)  for the Class A Principal Distribution                                   10,236,893.55
                                                                                   ---------------
      (iii)  Total (i+ii)                                                                          $11,426,058.01
                                                                                                  ---------------

(C)  Withdraw from the Collection Account and deposit in the Class B
       Distribution Account:
      (i)  for the Class B Interest Distribution                                      $  50,684.35
      (ii)  for the Class B Principal Distribution                                      426,546.74
                                                                                   ---------------
      (iii)  Total (i+ii)                                                                          $   477,231.09
                                                                                                  ---------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
       Reserve Fund                                                                                $   472,002.38
                                                                                                  ---------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution
       Account:
       (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
              Principal Collections                                                                $         0.00
       (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
               Distribution and the Class B Interest Distribution                                            0.00
                                                                                                  ---------------
       (iii)  Total                                                                                                         $0.00
                                                                                                                     -----------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution
       Account:
       (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
              of the Class A Interest Distribution                                                 $         0.00
       (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections
             and Interest Collections remaining after the distribution of the
             Class A Interest Distribution, the Class B Interest Distribution, and
             the Class A Principal Distribution                                                              0.00
                                                                                                  ---------------
       (iii) Total                                                                                                          $0.00
                                                                                                                     -----------